SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  December 29, 1995


               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


     Massachusetts               0-13473                 04-2830750
       (State of               (Commission             (IRS Employer
     Organization)              File No.)           Identification No.)


     200 Berkeley Street
      Boston, MA  02117                              (800) 722-5457
(Address of principal executive                 (Registrant's telephone
 offices, including zip code)                    number, including area
                                                         code)


                              Not Applicable
      (Former name or former address, if changed since last report)

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets
---------------------------------------------
Disposition of the Fisherman's Village Apartments
-------------------------------------------------
On December 29, 1995, the Partnership sold its last remaining property, the Fisherman's Village Apartments, for a net sales price of approximately $9,377,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $818,000, which represents the difference between the net sales price and the property's net book value of approximately $8,559,000. The Partnership received net cash proceeds of approximately $1,183,000 from the sale of the property (representing the excess of the net sales proceeds over the related mortgage indebtedness on the property in the amount of approximately $8,194,000, which indebtedness was then held by the Managing General Partner.

Based upon the Managing General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the Managing General Partner accepted the offer from United Dominion Realty Trust, Inc. (the "Buyer"). There is no relationship between the Buyer and the Partnership or any associate, director or officer of the Managing General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated December 6, 1995, which is included as Exhibit 1 of this report. In connection with this sale, the Partnership retired the underlying mortgage on the property in the amount of $8,193,774, which indebtedness was then held by the Managing General Partner.

The sale of the Fisherman's Village Apartments resulted in the termination of the Partnership's operations, and the Partnership will be dissolved in accordance with the Amended Agreement of Limited Partnership of the Partnership (the "Partnership Agreement").

ITEM 7 - Financial Statements
-----------------------------
(A)  Financial Statements
        Pro Forma Balance Sheet at September 30, 1995                   4

        Pro Forma Statement of Operations for the Nine Months Ended
        September 30, 1995                                              5

        Pro Forma Statement of Operations for the Year Ended December 31,
        1994                                                            6

        Notes to Pro Forma Financial Statements                         7

(B)  Exhibits
            1.Purchase and Sale Agreement between John Hancock Properties Limited Partnership and United Dominion Realty Trust, Inc.
            dated December 6, 1995                                     11

                  JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                     (A Massachusetts Limited Partnership)

On December 29, 1995, the Partnership sold the Fisherman's Village Apartments property to the Buyer for a gross sales price of $9,800,000.
The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Fisherman's Village Apartments property had been sold on September 30, 1995. The Pro Forma Statement of Operations for the nine months ended September 30, 1995 reflects the continued operations of the Partnership as if the Fisherman's Village Apartments property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the Fisherman's Village Apartments property had been sold on December 31, 1993. In addition, the Partnership sold the Northgreen Apartments property on June 1, 1995. The Pro Forma Statements of Operations for the nine months ended September 30, 1995 and for the year ended December 31, 1994, presented below, do not reflect any adjustments relating to the operations of this property. For further information regarding the sale of the Northgreen Apartments property, please refer to the Partnership's Report on Form 8-K dated June 1, 1995.

                 JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                    (A Massachusetts Limited Partnership)

                          PRO FORMA BALANCE SHEET
                            SEPTEMBER 30, 1995
                               (Unaudited)

                                                                    Pro Forma
                                             Historical             Adjustment for
                                               Summary            the Fisherman's         Pro Forma
                                             September 30,           Village           September 30,
                                                 1995               Apartments              1995
                                                 ----               ----------              ----
Assets:
  Cash and cash equivalents                    $1,181,015          $1,025,614          $2,206,629
  Restricted cash                                 341,703           (341,703)                   -
  Note receivable, net of allowance                     -                   -                   -
  Prepaid expenses and other assets                 9,068             (4,506)               4,562

  Investment in property:
    Land                                        1,688,726         (1,688,726)                   -
    Buildings and improvements                 11,773,887        (11,773,887)                   -
                                              -----------         -----------          ----------
                                               13,462,613        (13,462,613)                   -
    Less:   accumulated depreciation          (4,810,132)           4,810,132                   -
                                              -----------         -----------          ----------
                                                8,652,481         (8,652,481)                   -
                                              -----------         -----------          ----------
     Total assets                             $10,184,267        ($7,973,076)          $2,211,191
                                              ===========         ==========          ==========

Liabilities:
  Accounts payable and accrued expenses          $411,046          ($391,531)             $19,515
  Accounts payable to affiliates                   21,988                   -              21,988
  Note payable to affiliate                             -                   -                   -
  Long-term debt                                8,693,775         (8,693,775)                   -
                                              -----------         -----------          ----------
   Total liabilities                            9,126,809         (9,085,306)              41,503

Partners' equity/(deficit):
 General Partners'                              (669,340)             669,340                   -
 Limited Partners'                              1,726,798             442,890           2,169,688
                                              -----------         -----------          ----------
   Total partners' equity                       1,057,458           1,112,230           2,169,688
                                              -----------         -----------          ----------
   Total liabilities and partners' equity     $10,184,267        ($7,973,076)          $2,211,191
                                              ===========          ==========          ==========



               See Notes to Pro Forma Financial Statements

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                               (Unaudited)

                                               Historical
                                                Summary           Pro Forma            Pro Forma
                                              For the Nine      Adjustment for        For the Nine
                                              Months Ended     the Fisherman's        Months Ended
                                             September 30,         Village           September 30,
                                                  1995            Apartments              1995
                                                  ----            ----------              ----
Income:
  Rental income                                $1,855,365        ($1,244,327)            $611,038
  Interest income                                  73,748                   -              73,748
  Gain on sale of property                      3,983,713                   -           3,983,713
                                               ----------          ----------          ----------
     Total income                               5,912,826         (1,244,327)           4,668,499

Expenses:
  Interest                                        688,244           (484,566)             203,678
  Property operating expenses                     882,260           (689,405)             192,855
  Depreciation                                    380,064           (284,891)              95,173
  General and administrative                       96,693                   -              96,693
                                               ----------          ----------          ----------
     Total expenses                             2,047,261         (1,458,862)             588,399
                                               ----------          ----------          ----------
     Net income                                $3,865,565            $214,535          $4,080,100
                                               ==========          ==========          ==========

Allocation of net income:
  General Partners'                               $38,656              $2,145             $40,801
  Limited Partners'                             3,826,909             212,390           4,039,299
                                               ----------          ----------          ----------
                                               $3,865,565            $214,535          $4,080,100
                                               ==========          ==========          ==========

Net income per Limited Partnership
  Unit outstanding                               $174.31                 $9.68             $183.99
                                                 =======                 =====           ======










               See Notes to Pro Forma Financial Statements

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1994

                                              Historical          Pro Forma
                                               Summary         Adjustment for         Pro Forma
                                          For the Year Ended   the Fisherman's    For the Year Ended
                                             December 31,          Village           December 31,
                                                 1994             Apartments             1994
                                                 ----             ----------             ----
                                              (Audited)          (Unaudited)         (Unaudited)
Income:
  Rental income                                $3,190,235        ($1,749,203)          $1,441,032
  Interest income                                  30,141                   -              30,141
                                               ----------          ----------          ----------
     Total income                               3,220,376         (1,749,203)           1,471,173

Expenses:
  Interest                                      1,141,871           (653,193)             488,678
  Property operating expenses                   1,373,439           (837,553)             535,886
  Depreciation                                    624,361           (391,811)             232,550
  General and administrative                      138,570                   -             138,570
  Recovery of uncollectible note
    receivable                                   (13,903)                   -            (13,903)
                                               ----------          ----------          ----------
     Total expenses                             3,264,338         (1,882,557)           1,381,781
                                               ----------          ----------          ----------
     Net income/(loss)                          ($43,962)            $133,354             $89,392
                                               ==========          ==========          ==========

Allocation of net income/(loss):
  General Partners'                                ($440)              $1,334                $894
  Limited Partners'                              (43,522)             132,020              88,498
                                               ----------          ----------          ----------
                                                ($43,962)            $133,354             $89,392
                                               ==========          ==========          ==========

Net income/(loss) per Limited Partnership
  Unit outstanding                                  ($1.98)              $6.01               $4.03
                                                    =====               =====               =====









               See Notes to Pro Forma Financial Statements

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                 Notes to Pro Forma Financial Statements
                               (Unaudited)

Note 1 - Fisherman's Village Apartments
---------------------------------------
On December 29, 1995, the Partnership sold its last remaining property, the Fisherman's Village Apartments, for a net sales price of approximately $9,377,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $818,000, which represents the difference between the net sales price and the property's net book value of approximately $8,559,000. In connection with this sale, the Partnership retired the underlying mortgage on the property in the amount of $8,194,000, which indebtedness was then held by the Managing General Partner. The Partnership received net cash proceeds of approximately $1,183,000 from the sale of the property (representing the excess of the net sales proceeds over the related mortgage indebtedness on the property).

The historical financial statements are adjusted to show the effects resulting from the sale of the Fisherman's Village Apartments property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1995 reflects the financial position of the Partnership as if the Fisherman's Village Apartments property had been sold on September 30, 1995. The Pro Forma Statement of Operations for the nine months ended September 30, 1995 reflects the continued operations of the Partnership as if the Fisherman's Village Apartments property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the Fisherman's Village Apartments property had been sold on December 31, 1993.

Note 2 - Distributions and Allocations
--------------------------------------
Profits from the normal operations of the Partnership for each fiscal year, or portion thereof, are allocated between the Limited Partners and the General Partners in the same proportion as Distributable Cash from Operations, as defined in the Partnership Agreement, provided that (i) in no event shall the General Partners be allocated less than 1% of any such profits from normal operations, and (ii) if there is any fiscal year which produces no Distributable Cash from Operations but which produces profits for tax purposes from normal operations, such profits are allocated 90% to the Limited Partners and 10% to the General Partners.

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (Continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Losses from the normal operations of the Partnership for each fiscal year or portion thereof are allocated 99% to the Limited Partners and 1% to the General Partners. Distributable Cash from Operations is distributed 90% to the Limited Partners and 10% to the General Partners; provided, however, that in each fiscal year the General Partners will defer their receipt of any Distributable Cash from Operations to the extent necessary to provide the Limited Partners a non-cumulative return in such year equal to 4% of their Invested Capital, as defined in the Partnership Agreement. All distributions of Distributable Cash from Operations deferred by the General Partners accrue and are payable to them, to the extent possible, out of subsequent years' Distributable Cash from Operations remaining after the receipt by the Limited Partners of the aforesaid 4% return, or out of cash from sales and refinancings, as specified below.

Upon the occurrence of a Sale or Refinancing, as defined in the Partnership Agreement, of a Partnership property, the Managing General Partner will first apply the proceeds to the payment of all debts and liabilities of the Partnership then due and then fund any reserves for contingent liabilities which it deems to be appropriate.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, are distributed to the Limited Partners until the Limited Partners have received, first, a return of their total Invested Capital, and, second, such additional amount as may be necessary, after giving effect to all previous distributions of Distributable Cash from Operations and of Cash from Sales or Refinancings to the extent required to satisfy any deficiency in the Cumulative Return on Investment, as defined in the Partnership Agreement, to produce in the aggregate a Cumulative Return on Investment of 7% per annum for all fiscal quarters commencing on or after January 1, 1986, and ending prior to the date of such distribution. The General Partners are then entitled to receive an amount of Cash from Sales or Refinancings equal to any portion of the General Partners' share of Distributable Cash from Operations which was previously deferred in order to permit the payment to the Limited Partners of a non-cumulative return in each year equal to 4% of their Invested Capital. Any Cash from Sales or Refinancings remaining after the Limited Partners have received a return of their total Invested Capital plus the Cumulative Return on Investment of 7% per annum for all fiscal quarters commencing on or after January 1, 1986, and ended prior to the date of such distribution, and after the General Partners have received an amount of such cash equal to any such deferred payment of Distributable Cash from Operations, will be distributed 85% to the Limited Partners and 15% to the General Partners.

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (Continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
In connection with the sale of the last of the Partnership's properties, and therefore the termination of the operations of the Partnership, the Partnership Agreement provides that cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account, as defined in the Partnership Agreement, after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its Capital Account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

Profits from the sale of the last of the Partnership's properties will be allocated to any Partners having a deficit balance in their capital account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)




                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 17th day of January, 1996.


                         John Hancock Properties Limited Partnership

                         By:  John Hancock Realty Equities, Inc.,
                              Managing General Partner



                              By:  WILLIAM M. FITZGERALD
                                   ---------------------
                                   William M. Fitzgerald, President



                              By:  RICHARD E. FRANK
                                   ---------------------
                                   Richard E. Frank, Treasurer
                                   (Chief Accounting Officer)